U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2004

                       COMMISSION FILE NUMBER: 000-32141


                                Out Takes, Inc.
               --------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Delaware                                   95-4363944
-----------------------------------------          -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization



1933 Upper Rim Rock Canyon
Laguna Beach, CA                                            92651
(Address of principal executive offices)                  (Zip Code)
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Registrant's telephone number: (949) 497-7159



           ---------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

On February 4, 2004, the Registrant dismissed it(s current independent accountant, Rogelio G. Castro, had resigned as the principal accountant to audit the Registrant(s financial statements. The independent accountant(s report on the financial statements for the Registrant over the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant, in his report for the past two fiscal years has included an opinion that, due to the Registrant(s lack of revenue producing assets and history of losses, there is doubt about the Registrant(s ability to continue as a going concern.

During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure,

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or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.

No new independent accountant has yet been appointed.



                                    SIGNATURES
                                    ----------

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2004

Out Takes, Inc.

By: Lance Hall
    ---------------------------
    Chief Executive Officer
    and Chief Financial Officer


                                  CERTIFICATION
                                 ---------------

In connection with the current report of Out Takes, Inc. (the (Company() on Form 8K for February 10, 2004, as filed with the Securities and Exchange Commission on the date hereof, Lance Hall certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: February 10, 2004                   By:   Lance Hall
                                                ------------------------------
                                                Chief Executive Officer,
                                                And Chief Financial Officer




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